UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As disclosed in the Current Report on Form 8-K filed by Vishay Intertechnology, Inc. (the "Company") on May 23, 2017, at the Company's Annual Meeting of Stockholders held on May 23, 2017, a majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation triennially. In line with this recommendation by the Company's stockholders, the Company's Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials triennially until the next stockholder vote on the frequency of an advisory vote on executive compensation, which will be no later than the Company's Annual Meeting of Stockholders in 2023.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer